UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2026
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.
Item 8.01 Other Events.
The Board of Directors of Ryan Specialty Holdings, Inc. (the “Company”) has set the date of April 28, 2026 for the annual meeting of stockholders (the “2026 Annual Meeting”) to be held virtually by means of remote communication. The record date for the purpose of determining stockholders entitled to notice of, and vote at, the 2026 Annual Meeting has been set as the close of business on March 2, 2026.
Deadline for Rule 14a-8 Stockholder Proposals
Under the Securities and Exchange Commission’s rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 as February 22, 2026, which the
Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials.
Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the
2026 Annual Meeting pursuant to Rule 14a-8, such proposal must be received by the Company at 155 North Wacker Dr.,
Suite 4000, Chicago, IL 60606, Attention: Corporate Secretary, on or before February 22, 2026, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.
Advance Notice Deadline for Director Nominations and Other Stockholder Proposals
In accordance with the Company’s Amended and Restated Bylaws, for director nominations or stockholder proposals to be brought before the 2026 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be received by the Company at 155 North Wacker Dr., Suite 4000, Chicago, IL 60606, Attention: Corporate Secretary, no later than the close of business on February 20, 2026, and comply with the requirements of the Company's Amended and Restated
Bylaws and Rule 14a-19 under the Securities Exchange Act of 1934.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	February 12, 2026	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary